UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2008 (March 25, 2008)

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EGPI FIRECREEK, INC.

(Exact name of registrant as specified in its charter)

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Nevada	000-32507	88-0345961
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

6564 Smoke Tree Lane, Scottsdale, AZ 85253

(Address of Principal Executive Office) (Zip Code)

(480) 948-6581

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02

NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW

On March 25, 2008, management of EGPI Firecreek, Inc. (the “Company”) determined that the following financial statements of the Company should not be relied upon:

(1) the Company’s audited consolidated financial statements in the Annual Reports on Forms 10-KSB for the periods ending: December 31, 2005 and 2006; and

(2) the Company’s unaudited consolidated financial statements in the Quarterly Reports on Forms 10-QSB for the periods ending: March 31, 2006 and 2007; June 30, 2006 and 2007; and September 30, 2006 and 2007.

The Company determined that the Company’s accounting for the convertible debentures issued during the fourth quarter of 2005, and during the years ended 2006 and 2007 were not in accordance with U.S. generally accepted accounting principles.  Specifically, the incentive debenture and the conversion features were not bifurcated and classified as a derivative liability in the consolidated balance sheets.  The corresponding debt discount should be amortized to interest expense over the life of the host convertible debenture.   The Company’s consolidated balance sheets will be affected by a substantial increase in total liabilities and total shareholders’ deficit as of December 31, 2006 and a decrease in shareholders’ deficit as of December 31, 2005 and an increase in total liabilities as of December 31, 2005.  Additionally, there will be a material increase in net loss for the year ended December 31, 2006 and a material decrease in net loss for the year ended December 31, 2005.  These errors were discovered as a result of the Company’s management’s receipt of comments and later follow-up correspondence from the United States Securities and Exchange Commission (the “Commission”).

The restatements, which will be more fully described in the footnotes to the financial statements in the Company’s Annual Report on Form 10-KSB, as amended, for the period ended December 31, 2006, which the Company intends to file with the Commission, on or before April 15, 2008, includes:  (a)  record the incentive debenture embedded in the host convertible debenture at fair market value,  (b)  record the derivative liabilities embedded within the incentive debentures at fair market value,  (c)  record the corresponding debt discount for the issuance of the incentive debenture that contained an embedded conversion feature,  (d) amortize the debt discount to interest expense over the life of the host contract,  (e) mark the embedded derivatives to market at each balance sheet date with the corresponding gain or loss recorded in the consolidated statement of operations.

Discovery of the incorrect calculation has lead the Company’s management, in consultation with the Company’s outside consultant, and Donahue Associates, LLC, the Company’s independent registered public accounting firm, to undertake a restatement of the Company’s financial statements for the periods indicated above. This will include the above listed Balance Sheet and Statement of Operations Restatements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 31, 2008

EGPI FIRECREEK, INC. (formerly Energy Producers, Inc.)

By:	/s/ Dennis R. Alexander
Dennis R. Alexander Chairman and Chief Financial Officer